8-K – page # of 4

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 14, 2004

    SEACOAST BANKING CORPORATION OF FLORIDA

(Exact Name of Registrant as Specified in Charter)

Florida	1-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification No.)

815 Colorado Avenue, Stuart, FL	34994
(Address of Principal Executive Offices)	(Zip Code)

(772) 287-4000

Registrant’s telephone number, including area code

Not Applicable

Former Name or Former Address, if changed since last report

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SEACOAST BANKING CORPORATION OF FLORIDA

Item 5.

Other Events and Required FD Disclosure

On January 14, 2004, the Registrant announced its financial results for the fourth quarter and year ended December 31, 2003.  A copy of the press release announcing the Registrant’s results for the fourth quarter and year ended December 31, 2003 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.

Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press Release dated January 14, 2004 with respect to Seacoast Banking Corporation of Florida’s financial results for the fourth quarter and year-ended December 31, 2003.
99.2	Transcript of Registrant’s investor conference call held on January 15, 2004 to discuss the Registrant’s financial results for the fourth quarter and year-ended December 31, 2003.
99.3	Charts referenced in the conference call held on January 15, 2004 to discuss the Registrant’s financial results for the fourth quarter and year-ended December 31, 2003.

Item 9.

Regulation FD Disclosure

On January 15, 2004, the Registrant held an investor conference call to discuss its financial results for the fourth quarter and year-ended December 31, 2003.  A transcript of this conference call is attached hereto as Exhibit 99.2 and incorporated herein by reference.  Also attached as Exhibit 99.3 are six charts (available on the Registrant’s website) referenced in the conference call and incorporated herein by reference.  All information included in the transcript and the charts is presented as of December 31, 2003, and the Registrant does not assume any obligation to correct or update said information in the future.

The information in the preceding paragraph, as well as Exhibits 99.2 and 99.3 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filing under the Securities Act of 1933.

Item 12.

Results of Operations and Financial Condition

On January 14, 2004, the Registrant announced its financial results for the fourth quarter and year ended December 31, 2003.  A copy of the press release announcing the Registrant’s results for the fourth quarter and year ended December 31, 2003 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

8-K – page # of 4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

(Registrant)

Dated:

January 15, 2004

By:    /s/ William R. Hahl

Name:  William R. Hahl

Title:  EVP & CFO